     As filed with the Securities and Exchange Commission on July 15, 1999
                                                           Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               _______________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                               _______________

                               SYMMETRICOM, INC.
            (Exact name of Registrant as specified in its charter)
                               _______________

          California                                           95-1906306
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

                             2300 Orchard Parkway
                        San Jose, California 95131-1017

 (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                               _______________

                           1990 EMPLOYEE STOCK PLAN
                           (Full title of the Plans)

                               _______________

                               Thomas W. Steipp
                           Chief Executive Officer &
                            Chief Financial Officer
                               Symmetricom, Inc.
                             2300 Orchard Parkway
                       San Jose, California  95131-1017
                                (408)  943-9403

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               _______________

                                  Copies to:
                            FRANCIS S. CURRIE, ESQ.
                       Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                              650 Page Mill Road
                         Palo Alto, California  94304
                                (650) 493-9300
                               _______________


================================================================================

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================
                                                           Proposed         Proposed
                                                           Maximum           Maximum
           Title of Each Class                Amount       Offering         Aggregate        Amount of
             of Securities to                 to be         Price           Offering        Registration
              be Registered                 Registered    Per Share           Price             Fee
----------------------------------------------------------------------------------------------------------
1990 Employee Stock Plan:
Common Stock, no par value................     447,786     $8.78 (1)        $ 3,931,562 (1)    $ 1,093
----------------------------------------------------------------------------------------------------------

                               _______________

================================================================================

(1) Estimated in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee. The computation is based upon the average of the high and low prices as reported on the Nasdaq National Market on July 13, 1999. The indicated number of shares to be registered represents additional shares issuable under the listed plan that are not covered by prior registration statements. Additional shares issued or issuable pursuant to the listed plan are covered by the following prior registration statements filed pursuant to the Securities Act: Nos. 333-68969, 333-47369, 33-38384, 33-56042, 333-00333 and 333-21815.

 STATEMENT UNDER GENERAL INSTRUCTION E - REGISTRATION OF ADDITIONAL SECURITIES.

     The Registrant previously filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on or about December 15, 1998 (SEC File No. 333-68969) registering shares issuable under its 1990 Employee Stock Plan (such plan, the "1990 Plan" and such registration statement, the "Prior S-8"). This Registration Statement registers additional shares of the Registrant's Common Stock to be issued pursuant to the 1990 Plan. The contents of the Prior S-8, including periodic reports that the Registrant filed, or to be filed, after such Form S-8 to maintain current information about the Registrant, is hereby incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

5.1   Opinion of counsel as to legality of Securities being registered.

10.4  The 1990 Employee Stock Plan is incorporated herein by reference to
      Exhibit 10.4 filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1998.

23.1  Consent of Deloitte & Touche LLP

23.2  Consent of counsel (contained in Exhibit 5.1).

24.1  Power of Attorney (see page II-2).

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Jose, State of California on July 14, 1999.

                                       SYMMETRICOM, INC.

                                    By: /s/ Thomas W. Steipp
                                       ------------------------------------
                                       Thomas W. Steipp
                                       Chief Executive Officer and Chief
                                       Financial Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas W. Steipp and Mary A. Rorabaugh, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

      SIGNATURE                            TITLE                                        DATE
-----------------------------       -----------------------------------       ----------------------
                                    Chief Executive Officer, Chief
                                    Financial Officer and Director
                                    (principal executive officer and
  /s/ Thomas W. Steipp              principal financial and accounting
------------------------------      officer)                                         July 14, 1999
  Thomas W. Steipp


  /s/ Richard W. Oliver              Chairman of the Board                            July 14, 1999
------------------------------
  Richard W. Oliver


  /s/ Robert M. Neumeister Jr.       Director                                         July 14, 1999
------------------------------
  Robert M. Neumeister Jr.

   /s/ Krish A. Prabhu              Director                                         July 14, 1999
-----------------------------
  Krish A. Prabhu


  /s/ William D. Rasdal             Director                                         July 14, 1999
-----------------------------
  William D. Rasdal


  /s/ Roger A. Strauch              Director                                         July 14, 1999
-----------------------------
  Roger A. Strauch


  /s/ Robert M. Wolfe               Director                                         July 14, 1999
-----------------------------
  Robert M. Wolfe

                               INDEX TO EXHIBITS

Exhibit Number                       Exhibit Document
--------------  ----------------------------------------------------------------

     5.1 Opinion of counsel as to legality of Securities being registered.

     10.4 The 1990 Employee Stock Plan is incorporated herein by reference to Exhibit 10.4 filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1998.

     23.1       Consent of Deloitte & Touche LLP

     23.2       Consent of counsel (contained in Exhibit 5.1).

     24.1       Power of Attorney (see page II-2).